Intangible assets	3 Months Ended
Mar. 31, 2025
Goodwill and Intangible Assets Disclosure [Abstract]
Intangible assets	Intangible assets
The carrying amount of Intangible Assets as of March 31, 2025 and December 31, 2024 is as follows:

	March 31, 2025	December 31, 2024
	(in thousands)
Cost
Customer relationships	$4,131,176	$4,129,501
Order backlog	544,618	543,933
Trade names & brands	204,631	204,588
Patient database	170,409	170,324
Technology assets	151,010	150,658
Total cost	5,201,844	5,199,004
Accumulated amortization	(1,700,537)	(1,639,212)
Net book value	$3,501,307	$3,559,792

In the three months ended March 31, 2025, the amortization expense recognized by the Company was $58.9 million (three months ended March 31, 2024: $116.5 million and year ended December 31, 2024: $350.3 million). The decrease in amortization is due to the order backlog and trade name intangible assets recognized in connection with the merger of Indigo Merger Sub, Inc., a Delaware corporation and subsidiary of ICON, with and into PRA Health Sciences, Inc., the parent of PRA Health Sciences on July 1, 2021 ("PRA Merger") amounting to $500.0 million and $202.0 million respectively as of the date of acquisition, becoming fully amortized on July 1, 2024.

There were no additions to intangible assets during the three months ended March 31, 2025.

On August 19, 2024, the Company acquired KCR. The acquisition resulted in the recognition of intangible assets of $45.1 million, comprising customer relationships of $41.4 million and order backlog of $3.7 million. The purchase price allocation, as of the date of acquisition, was based on a preliminary valuation and may be subject to revision. Refer to note 5. Goodwill for further details.
On January 9, 2024, the Company acquired HumanFirst. The acquisition resulted in the recognition of a developed technology intangible asset of $9.9 million. Refer to note 5. Goodwill for further details.